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                       MORGAN STANLEY INSTITUTIONAL FUND, INC.

                        Supplement Dated April 30, 1997 to the
                Statement of Additional Information Dated May 1, 1996 and Supplemented August 30, 1996 and November 18, 1996

This supplement to the Statement of Additional Information dated May 1, 1996 and supplemented August 30, 1996 and November 18, 1996 provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information. Unless otherwise indicated in this supplement, defined terms have the same meaning as in the Statement of Additional Information.

Investment Limitations

Insert the following as the 12th paragraph on page 19:

With respect to Fundamental Restriction No. (7), the Fund will determine industry concentration in accordance with the classifications of industries based on the Industry Numbers from the Standard Industrial Classification Manual as prepared by the Office of Management and Budget, except that, with respect to the Money Market and Municipal Money Market Portfolios, (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (ii) asset-backed securities will be classified according to the underlying assets securing such securities.

                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.